SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                January 15, 2003
               --------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-25056                     59-3262958
---------------                 ----------------            -------------------
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
 Incorporation)

                         One New York Plaza, 16th Floor
                               New York, New York
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                      10292
                                    --------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


              ----------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 4

                                Page 1 of 8 Pages

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

(c)         EXHIBITS.

99.1        Press Release, dated January 15, 2003.

99.2        Press Release, dated January 16, 2003.

ITEM 9.     REGULATION FD DISCLOSURE

            On January 15, 2003, the Registrant issued a press release warning of a significant first quarter 2003 loss from the settlement processes expected to be applied to certain when-issued trades executed by its broker-dealer subsidiary, Maxcor Financial Inc. (the "Broker-Dealer Subsidiary"), in the common stock of NTL Inc.

            On January 16, 2003, the Broker-Dealer Subsidiary issued a press release announcing that it had successfully sought and obtained preliminary relief from The United States Bankruptcy Court for the Southern District of New York, pending a full hearing on notice of the merits of granting permanent relief, with respect to the settlement of all of the when-issued trading contracts discussed in the January 15th press release.

            The January 15, 2003 press release of the Registrant and the January 16, 2003 press release of the Broker-Dealer Subsidiary are furnished herewith and attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

            The furnishing of these press releases as exhibits to this Report is not to be deemed an admission that the releases contain material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

                                Page 2 of 8 Pages

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXCOR FINANCIAL GROUP INC.


                                    By: /s/ ROGER E. SCHWED
                                       -----------------------------------------
                                       Name:  Roger E. Schwed
                                       Title: Executive Vice President
                                                and General Counsel

Date: January 17, 2003


                                Page 3 of 8 Pages

                                  EXHIBIT INDEX

Exhibit No.                    Description                Page No.
-----------                    -----------                --------

99.1             Press Release, dated January 15, 2003         5

99.2             Press Release, dated January 16, 2003         7


                                Page 4 of 8 Pages